UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2025

WK Kellogg Co

(Exact name of registrant as specified in its charter)

Delaware	001-41755	92-1243173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square, P.O. Box 3599 Battle Creek, Michigan	49016-3599
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (269) 401-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On July 10, 2025, WK Kellogg Co, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ferrero International S.A., a Luxembourg public limited company (“Parent”), and Frosty Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned indirect subsidiary of Parent (the “Merger”).

The Board of Directors of the Company (the “Company Board”) has unanimously declared it advisable to enter into the Merger Agreement and consummate the transactions contemplated therein, approved the execution and delivery of the Merger Agreement by the Company, and resolved to recommend that the Company’s shareowners approve the adoption of the Merger Agreement.

Effect on Capital Stock

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) that is issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock that are held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law) will be automatically cancelled, extinguished and converted into the right to receive $23.00 per share in cash without interest thereon (the “Per Share Price”) and (ii) each share of Company Common Stock that is held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, in each case, as of the Effective Time, will be automatically cancelled and extinguished without any conversion thereof or consideration paid therefor.

Treatment of Company Equity Awards

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, (1) each restricted stock unit of the Company (each, a “Company RSU”), including all dividend equivalents accrued or credited with respect to such Company RSU, that is outstanding and vested (but not yet settled) as of immediately prior to the Effective Time, will be automatically cancelled and converted into the right of the holder to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to (a) the Per Share Price multiplied by (b) the total number of shares of Company Common Stock subject to such Company RSU; (2) each Company RSU, including all dividend equivalents accrued or credited with respect to such Company RSU that is outstanding and unvested (each, an “Unvested Company RSU”) as of immediately prior to the Effective Time, will be automatically cancelled and converted into the contingent right of the holder to receive an amount in cash (without interest and subject to applicable withholding taxes) (the “Converted RSU Cash Award”) equal to (a) the Per Share Price multiplied by (b) the total number of shares of Company Common Stock subject to such Unvested Company RSU; (3) each performance-based restricted stock unit of the Company (each, a “Company PSU”), including all dividend equivalents accrued or credited with respect to such Company PSU, that is outstanding and unvested as of immediately prior to the Effective Time, will be automatically cancelled and converted into the contingent right of the holder to receive an amount in cash (without interest and subject to applicable withholding taxes) (the “Converted PSU Cash Award”) equal to (a) the Per Share Price multiplied by (b) such number of shares of Company Common Stock issuable pursuant to such Company PSUs determined assuming achievement at one-hundred and forty percent (140%) of target performance; and (4) each deferred share of the Company Common Stock, whether vested or unvested (each, a “Company DSU”), including all dividend equivalents accrued or credited with respect to such Company DSU, that is outstanding as of immediately prior to the Effective Time will be automatically cancelled and converted into the right of the holder to receive at the time specified under their applicable terms and in accordance with Section 409A of the Internal Revenue Code of 1986, an amount in cash (without interest and subject to applicable withholding taxes) equal to (a) the Per Share Price multiplied by (b) such number of shares of Company Common Stock underlying such Company DSU.

All Converted RSU Cash Awards and Converted PSU Cash Awards will be paid on the applicable vesting date(s) or at the end of the applicable performance period, as applicable, that applied to the corresponding Company RSU and Company PSUs, subject to the holder’s continued employment or service through such date or, if earlier, upon a qualifying termination of employment.

Representations and Warranties and Covenants

The Company, Parent and Merger Sub each have made customary representations, warranties and covenants in the Merger Agreement. Among other things, (i) the Company has agreed, subject to certain exceptions, to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course of business, to preserve intact in all material respects its material assets and significant commercial relationships with third parties, and to make capital expenditures in accordance with the Company’s capital expenditure budget, from the date of the Merger Agreement until the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms, and not to take certain actions prior to the Effective Time without the prior written approval of Parent (not to be unreasonably withheld, conditioned or delayed) and (ii) from the date of the Merger Agreement until the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms, the Company has agreed not to solicit or engage in discussions or negotiations regarding any alternative business combination transaction.

Closing Conditions

The closing of the Merger (the “Closing”) is conditioned on certain conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Company Common Stock at a meeting of the Company shareowners (the “Requisite Shareowner Approval”), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act, (iii) receipt of certain other approvals and clearances by government authorities, (iv) the receipt of certain tax-related opinions and waivers and (v) other customary conditions for a transaction of this type, such as the absence of any legal restraint prohibiting the consummation of the transactions contemplated by the Merger Agreement and the absence of any Company Material Adverse Effect (as defined in the Merger Agreement). Subject to certain limitations as set forth in the Merger Agreement, each of the Company, Parent and Merger Sub has agreed to use their respective reasonable best efforts to obtain all required regulatory approvals. The Closing is not conditioned upon Parent’s ability to obtain financing.

Termination Rights

The Merger Agreement contains certain customary termination rights for the Company and Parent, including (i) if the Merger is not consummated by 11:59 p.m., New York City time on January 10, 2026 (subject to an automatic extension until July 10, 2026, under certain circumstances for the purpose of obtaining certain regulatory approvals, in either case, the “Termination Date”), (ii) if the Requisite Shareowner Approval is not obtained at a meeting of the Company shareowners, (iii) if the other party breaches its representations, warranties or covenants in a manner that would cause the conditions to the Closing set forth in the Merger Agreement to not be satisfied and fails to cure such breach, or (iv) if any judgment, law or order prohibiting the Merger has become final and non-appealable. In addition, (x) subject to compliance with certain terms of the Merger Agreement, the Merger Agreement may be terminated by the Company (prior to obtaining the Requisite Shareowner Approval) in order to enter into a definitive agreement providing for a Superior Proposal (as defined in the Merger Agreement) and (y) subject to compliance with certain terms of the Merger Agreement, the Merger Agreement may be terminated by Parent (prior to obtaining the Requisite Shareowner Approval) if the Company Board changes its recommendation to the Company shareowners to vote to adopt the Merger Agreement.

Termination Fees

The Company will be required to pay Parent a termination fee in an amount equal to $73,543,400, (i) if the Merger Agreement is terminated due to the Company accepting a Superior Proposal, (ii) if the Merger Agreement is terminated due to the Company Board changing its recommendation to the Company’s shareowners to vote to adopt the Merger Agreement or (iii) if the Merger Agreement is terminated (A) (x) due to a failure to obtain the Requisite Shareowner Approval at a meeting of Company’s shareowners, (y) due to an uncured breach of the Company’s representations, warranties and covenants set forth in the Merger Agreement and the Requisite Shareowner Approval has not been obtained at the time of such termination or (z) at the Termination Date and the Requisite Shareowner Approval has not been obtained at the time of such termination, (B) prior to the termination, a third party shall have publicly announced or provided to the Company Board an Acquisition Proposal (as defined in the Merger Agreement), and (C) within 12 months of such termination of the Merger Agreement, the Company enters into a definitive agreement for any alternate acquisition transaction or such transaction is consummated.

Parent will be required to pay the Company a termination fee in an amount equal to $105,062,000, (i) if the Merger Agreement is terminated due to the Merger not being consummated by the Termination Date and, if at the Termination Date, any regulatory condition to closing is not satisfied due to a legal prohibition with respect to the Merger arising under antitrust laws or (ii) if the Merger Agreement is terminated as a result of a final and non-appealable legal prohibition with respect to the Merger arising under antitrust laws.

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement and the Merger is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company, Parent or Merger Sub. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission (the “SEC”).

Item 2.02	Results of Operations and Financial Condition.

On July 10, 2025, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. The joint press release includes certain preliminary revenue and Adjusted EBITDA results of the Company for the quarter ended June 28, 2025. A copy of the joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and the information included in the joint press release under the headings “WK Kellogg Co Announces Preliminary Second Quarter 2025 Net Sales and Adjusted EBITDA Results” and “Non-GAAP Financial Measures” is incorporated by reference into this Item 2.02.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The joint press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Voting Agreement

In connection with the execution of the Merger Agreement, Parent has entered into a voting agreement (each, a “Voting Agreement”) with each of (1) the W.K. Kellogg Foundation Trust, (2) certain trusts and entities, including family partnerships, which Zachary Gund and/or members of his family serve as trustees or manage (the “Gund Entities”) and (3) certain trusts benefiting members of the Gund family (the “Gund Trusts”). Each Voting Agreement provides that the signatories thereto will cause the shares of Company Common Stock held by the respective shareowner(s) named therein to be voted in favor of the adoption of the Merger Agreement and against any alternative business combination transaction. Each Voting Agreement terminates upon the earliest to occur of (i) the termination of the Merger Agreement, (ii) the mutual written consent of the parties thereto, (iii) the receipt of the Requisite Shareowner Approval and (iv) execution of certain amendments to the Merger Agreement that are adverse to the W.K. Kellogg Foundation Trust, the Gund Entities or the Gund Trusts, as applicable. The foregoing description of each Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreements, which are filed as Exhibits 99.2, 99.3 and 99.4 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the Merger, shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, the Company’s preliminary revenue and Adjusted EBITDA results for the quarter ended June 28, 2025, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the Requisite Shareowner Approval in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to Closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of Company Common Stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, include, among others, the risk that preliminary revenue and Adjusted EBITDA estimates for the quarter ended June 28, 2025 may change as a result of management’s review of results and other factors, adjustments that may arise in connection with the Company’s quarterly financial close process or its independent registered public accounting firm’s review of the consolidated financial statements for such quarter, and such other factors described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the SEC and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Parent. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 10, 2025 by and among Ferrero International S.A., Frosty Merger Sub, Inc., and WK Kellogg Co.*

99.1	Joint Press Release of WK Kellogg Co and Ferrero International S.A., dated July 10, 2025.

99.2	Voting Agreement, dated as of July 10, 2025, by and among W.K. Kellogg Foundation Trust and Ferrero International S.A..

99.3	Voting Agreement, dated as of July 10, 2025, by and among the Gund Entities and Ferrero International S.A..

99.4	Voting Agreement, dated as of July 10, 2025, by and among the Gund Trusts and Ferrero International S.A..

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*

Schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WK KELLOGG CO

Date: July 10, 2025	By:	/s/ David McKinstray
	Name:	David McKinstray
	Title:	Chief Financial Officer